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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated May 15, 1998 included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-54862 and 333-31589.

                                            ARTHUR ANDERSEN LLP



Minneapolis, Minnesota
  July 10, 1998